EXHIBIT 99.12


                   SHARE EXCHANGE AND REORGANIZATION AGREEMENT

     THIS SHARE EXCHANGE AND REORGANIZATION AGREEMENT (this "Agreement") is made and entered into as of the 17th day of May, 2001, by and between R-Tec Holding, Inc., an Idaho corporation ("R-Tec"); Walter T. Hinkle ("Hinkle"), Joseph E. Hawkins ("Hawkins"), Douglas G. Hastings ("Hastings") and Gary A. Clayton ("Clayton") (Hinkle, Hawkins, Hastings and Clayton are sometimes referred to individually, as a "Shareholder" and collectively, as the "Shareholders").

                                R E C I T A L S:

     A. The Shareholders own all of the issued and outstanding common stock of R-Tec Machine Tool, Inc., an Idaho corporation (the "Company"); more specifically, each of the four Shareholder owns, as of the date of this Agreement, 25% of the issued and outstanding shares of common stock of the Company (collectively, the "Company Shares").

     B. The Company is in the business of manufacturing custom machined component parts (the "Business").

     C. The Shareholders desire to transfer to R-Tec all of the Company Shares in exchange for the receipt from R-Tec of shares of R-Tec common stock, no par value per share ("R-Tec Common"), and R-Tec desires to effectuate such share exchange (the "Share Exchange"), on the terms and conditions hereinafter set forth.

     D. The parties intend that the Share Exchange shall qualify as a tax-free exchange under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

                               A G R E E M E N T:

     NOW, THEREFORE, in consideration of the foregoing Recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. STRUCTURE OF SHARE EXCHANGE.


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     1.1 Share Exchange. Subject to the terms and conditions of this Agreement, at the Closing (as hereinafter defined), each Shareholder shall assign, transfer and deliver to R-Tec, and R-Tec shall receive from each Shareholder, all of the Company Shares owned by such Shareholder, free and clear of any restrictions, liens, encumbrances, pre-emptive rights, rights of first refusal, claims (including any "adverse claim" as such term is defined in the Uniform Commercial
Code), charges, options, calls, pledges, trusts and other commitments, agreements or arrangements of any nature whatsoever (collectively, "Encumbrances"). The number of Company Shares to be transferred to R-Tec by each Shareholder in the Share Exchange is set forth on Addendum I hereto.

     1.2 Consideration.

          (a) Appraisal. As soon as practicable after the execution and delivery of this Agreement, the parties shall select a business appraiser acceptable to the Shareholders and R-Tec (the "Appraiser"). The Appraiser shall conduct a fair market value appraisal of the underlying assets of the Company as of the date of this Agreement, and shall render a written report to R-Tec and the Shareholders, setting forth its determination of such fair market value (the "Company Valuation"). The determination of Company Valuation made pursuant to this Section 1.2(a) shall, in the absence of fraud, collusion or any form of manifest error, be conclusive, final and binding on the parties. The fees and other costs of the Appraiser shall be shared equally by the Shareholders and R-Tec. The parties acknowledge and agree that the appraisal of the Company's assets shall be made after deducting from such assets the cash amount of the proposed dividend to be made and declared to the Shareholders prior to the Closing, which the Shareholders currently anticipate will total $60,000.

          (b) Share Exchange Consideration. In full consideration for the Company Shares, R-Tec shall deliver to each Shareholder at Closing, in exchange for its respective holdings of Company Shares, that number of shares of R-Tec Common determined by multiplying the Company Valuation by each Shareholder's respective ownership percentage of the Company Shares, and dividing the result by $1.00, which the parties acknowledge and agree is the fair market value of shares of R-Tec Common as of the date of this Agreement; provided, however, that in no event will the Shareholders receive less than a total of 400,000 shares of R-Tec Common in the Share Exchange for a minimum Company Valuation of $400,000. By way of example, and not of limitation, if the Company Valuation is $400,000, and each Shareholder's percentage ownership of the Company Shares is 25%, each Shareholder would receive in the share exchange for his Company Shares, 100,000 shares of R-Tec Common ($400,000 x 25% = $100,000 / $1.00 = 100,000
     shares of R-Tec Common).

     1.3 Lock-Up. Notwithstanding any other provision of this Agreement, Messrs. Hinkle and Hawkins hereby agree that, without the prior written consent of the Company, neither Shareholder will, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to sell, transfer or otherwise dispose of 70% of the shares of R-Tec Common received by each such Sharheolder pursuant the Share Exchange (the "Restricted R-Tec Shares"), for a period


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commencing on the Closing Date and terminating two (2) years thereafter.
Notwithstanding the foregoing, Messrs. Hinkle and Hawkins may transfer any or all of such Restricted R-Tec Shares during such two-year period either by gift or on death by will or intestacy to their spouses or lineal descendants or ancestors; provided, however, that in any such case it shall be a condition to the transfer that the transferee execute an agreement, in a form reasonably acceptable to R-Tec and its counsel, stating that the transferee is receiving and holding the Restricted R-Tec Shares subject to the provisions of this Agreement, and there shall be no further transfer of such shares except in accordance with this Agreement. Messrs. Hinkle and Hawkins each confirm that their covenants and agreements in this Section 1.3 are irrevocable and shall be binding upon them and their heirs, legal representatives, successors and assigns. Each such Shareholder agrees and consents to the entry of stop transfer instructions with R-Tec's transfer agent against the transfer of the Restricted R-Tec Shares held by each of them except in compliance with this Agreement.

     1.4 Legend. The stock certificates representing the Restricted R-Tec Shares subject to the restrictions on transfer set forth in Section 1.3 above, shall bear the following legend:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE INITIAL HOLDER HEREOF AND THE COMPANY, WHICH AGREEMENT TERMINATES AS OF JULY ___, 2003 AND A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE COMPANY OR MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY."

SECTION 2. CLOSING.

     2.1 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of R-Tec, 1471 E. Commercial Ave., Meridian, Idaho, at 10:00 a.m. (local time) on the date that is no more than two (2) business days following the satisfaction of the conditions precedent set forth in Section 6 and Section 7 hereof, or at such other time and place as the parties may agree. Subject to the provisions of Section 8, failure to consummate the Share Exchange provided for in this Agreement on the date and time and at the place determined pursuant to this Section 2.1 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

     2.2 Closing Deliveries of Shareholders. At the Closing, the Shareholders will deliver to R-Tec:

          (a) Certificates representing the Company Shares, duly endorsed (or accompanied by duly executed stock powers) by each of the Shareholders for transfer to R-Tec;

          (b) Releases in the form of Exhibit A attached hereto, executed by each of the Shareholders (the "Releases");


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          (c) Employment Agreements in the form of Exhibit B attached hereto, executed by each of the Shareholders (collectively, the "Employment Agreements");

          (d) A certificate executed by the Shareholders representing and warranting to R-Tec that each of the Shareholders' representations and warranties contained in this Agreement was accurate in all respects as of the date of this Agreement and is accurate in all respects as of the Closing Date, as if made on the Closing Date; and

          (e) Such other documents, instruments and agreements as R-Tec or its counsel shall reasonably request.

     2.3 Closing Deliveries of R-Tec. At Closing, R-Tec shall deliver, or cause to be delivered, to the Shareholders: (a) certificates representing shares of R-Tec Common to be received by each Shareholder in the Share Exchange; (b) the Employment Agreements, executed by an officer of the Company or R-Tec; and (c) such other documents, instruments and agreements as the Shareholders shall reasonably request.

     2.4 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take promptly, or cause to be taken promptly, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement as soon as practicable, including using efforts to obtain all necessary actions or non-actions, extensions, waivers, consents and approvals from all applicable third parties or governmental authorities, effecting all necessary registrations, applications and filings (including without limitation filings under any applicable Federal and state securities laws), and obtaining any required contractual consents and approvals.

SECTION 3. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDERS.

     Each Shareholder hereby jointly and severally represents and warrants to R-Tec, as of the date hereof and as of the Closing Date, as follows, except as set forth in Schedule A (the "Disclosure Schedule") in a numbered paragraph that corresponds to the Section for which such disclosure is made:

     3.1 Corporate Organization; Officers and Directors. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho, and has all requisite corporate power and authority to own its properties and assets and to conduct its businesses as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary. Copies of the Articles of Incorporation and Bylaws of the Company, with all


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amendments thereto to the date hereof (the "Charter Documents"), have been furnished to R-Tec or its representatives, and such copies are accurate and complete as of the date of this Agreement. A complete and correct list of all Company officers and directors is set forth in Section 3.1 of the Disclosure Schedule.

     3.2 Capitalization; Title to Company Shares. The authorized capital stock of the Company consists of 100,000 shares of common stock, no par value, of which 4,000 shares are issued and outstanding as of the date of this Agreement. The Company Shares have been duly authorized and validly issued, and are fully paid and nonassessable and no personal liability attaches to the ownership thereof. The Company Shares listed on Addendum I represent all of the issued and outstanding shares of capital stock of the Company, and except as specifically provided in this Agreement, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire the Company Shares or any unissued or treasury shares of capital stock of the Company. Each of the Shareholders has valid and marketable title to all the Company Shares indicated on Addendum I as owned by him, free and clear of any liens, claims, charges, security interests or other legal or equitable encumbrances, limitations or restrictions.

     3.3 Subsidiaries and Equity Investments. The Company has no subsidiaries. As used in this Agreement, the word "subsidiary" when used with respect to the Company, means any corporation, partnership or other organization, whether incorporated or unincorporated, which is consolidated with the Company for financial reporting purposes. In addition, the Company does not own, directly or indirectly, any stock or other equity securities of any corporation, partnership or other entity, or have any direct or indirect equity or ownership interest in any person, firm, partnership, corporation, venture or business other than the Business conducted by the Company.

     3.4 Validity of Agreements. This Agreement has been duly executed by the Shareholders and constitutes their valid and binding obligation enforceable against them in accordance with its terms.

     3.5 No Conflict or Violation. Except as set forth in Section 3.5 of the Disclosure Schedule, the execution, delivery and performance by the Shareholders of this Agreement does not and will not violate or conflict with any provision of the Charter Documents of the Company and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Shareholders or the Company is a party or by which any of them is bound or to which any of their respective properties or assets is subject, nor will the same result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of the properties or assets of the Company, or in the cancellation, modification, revocation or suspension of any of the licenses, franchises, permits, authorizations or approvals listed in Section 3.15 of the Disclosure Schedule.


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     3.6 Required Consents. Section 3.6 of the Disclosure Schedule sets forth a true and complete list of each consent, waiver, authorization or approval of any governmental or regulatory authority, domestic or foreign, or of any other person, firm or corporation, and each declaration to or filing or registration with any such governmental or regulatory authority, that is required of the Company or the Shareholders in connection with the execution and delivery of this Agreement by them or the performance by them of their obligations hereunder (collectively, the "Required Consents").

     3.7 Financial Statements. The Shareholders have heretofore furnished to R-Tec (i) copies of the unaudited balance sheet of the Company as of December 31, 2000, together with the related unaudited statements of income, stockholders' equity and cash flow for the fiscal year ended on such date, and
(ii) copies of the balance sheet of the Company as of April 30, 2001, together with the related unaudited statements of income, stockholder's equity and cash flow for the four-month period ended on such date (collectively, the "Financial Statements"). The Financial Statements (i) present fairly the financial position, results of operations and changes in cash flow of the Company as of such dates and for the periods then ended (subject, in the case of the interim Financial Statements, to normal year-end adjustments consistent with prior periods), and (ii) are complete in all material respects, correct and in accordance with the books of account and records of the Company. Except as disclosed in Section 3.7 of the Disclosure Schedule, the Company has no commitments to make any capital expenditures or to invest, advance or loan any monies to any customers or to make any similar commitments with respect to any outstanding bids or proposals.

     3.8 Absence of Certain Changes or Events.

          (a) Except as set forth in Section 3.8 of the Disclosure Schedule, since December 31, 2000, the Company has operated in the ordinary course of business consistent with past practice, and there has not been any material adverse change in the assets, properties, business, operations, prospects, net income or financial condition of the Company. To the best knowledge of the Shareholders, there is no event, condition, circumstance or prospective development which threatens or may threaten to have a material adverse effect on the assets, properties, operations, prospects, net income or financial condition of the Company.

          (b) Except as set forth in Section 3.8 of the Disclosure Schedule, since December 31, 2000, the Company has taken no actions of a type referred to in Section 5.2 of this Agreement that would have required the consent of R-Tec if such action were to have been taken during the period between the date hereof and the Closing Date.

     3.9 Tax Matters. All tax and information returns required to have been filed by the Company with the United States, any state and local governmental authority or any foreign jurisdiction prior to the date hereof have been duly filed, and each such return correctly reflects the income, franchise, property, sales, use, value-added, withholding, excise, capital or other tax liabilities ("Taxes") and all other information required to be reported thereon. Copies of all tax


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returns for the fiscal years ended December 31, 2000, December 31, 1999 and
December 31, 1998 have been furnished to R-Tec or its representatives and such copies are accurate and complete as of the date hereof; the Shareholders have also furnished to R-Tec correct and complete copies of all notices and correspondence sent or received since January 1, 1999 by the Company to or from any federal, state or local tax authorities which were material to the Company. The Company has paid all Taxes shown to be due and payable on its returns, and all penalties, assessments or deficiencies of every nature and description incurred or accrued before January 1, 2001, except to the extent that such amounts are reserved for in the Financial Statements. No federal or state income tax audits are pending, or to the best knowledge of the Shareholders, threatened with respect to the Company and its Business. No consent extending any statute of limitations has been filed by the Company with respect to any tax liability for any year. The Company is not a party to any agreement with respect to the sharing or allocation of taxes or tax costs. There are no recorded liens for Taxes (other than for current Taxes not yet due and payable) on the assets or properties of the Company.

     3.10 Post-2000 Charges. Section 3.10 of the Disclosure Schedule sets forth a true and complete list of each dividend, management fee, interest or any other similar charge that has been incurred or paid since December 31, 2000 by the Company with respect to its officers, directors and/or shareholders.

     3.11 Absence of Undisclosed Liabilities. Except as disclosed in Section
3.11 of the Disclosure Schedule, the Company has no indebtedness or liability, absolute or contingent, which is not shown or provided for on the balance sheets of the Company as of the dates included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business. Except as disclosed in Section 3.11 of the Disclosure Schedule or as shown in such balance sheets, the Company is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

     3.12 Leasehold Interest in Company Facility. The Company has a good and transferable leasehold interest in the real property and manufacturing facility described in Section 3.12 of the Disclosure Schedule (the "Company Facility"), under a valid and enforceable lease. A copy of the lease for the Company Facility (the "Lease") is attached as part of Section 3.12 of the Disclosure Schedule. Except as disclosed in Section 3.12 of the Disclosure Schedule, the Company Facility is not subject to any liens (other than the lien of current property taxes and assessments not in default), mortgages or encumbrances. There are no outstanding requirements or recommendations by any insurance company which has issued a policy covering the Company Facility, or by any board of fire underwriters or other body exercising similar functions, requiring or recommending any repairs or work to be done on the Company Facility. The Company Facility is not subject to any sublease, license or other agreement granting to any person any right to the use, occupancy or enjoyment of such property or any portion thereof. The plumbing, electrical, heating, air conditioning, elevator, ventilating and all other mechanical


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or structural systems in the Company Facility for which the Company is responsible under the Lease are in good working order and condition, and the roof, basement and foundation walls of the Company Facility for which the Company is responsible under the Lease are in good condition and free of leaks and other defects. All such mechanical and structural systems and such roofs, basement and foundation walls for which others are responsible under said Lease are in good working order and condition and free of leaks and other defects.

     3.13 Personal Property. Section 3.13 of the Disclosure Schedule sets forth a complete and correct list and brief description of each item of machinery, equipment, furniture, fixtures and other tangible personal property owned, leased or used by the Company having an original purchase cost or aggregate lease cost to the Company exceeding $2,500 (the "Machinery and Equipment"). Except as set forth in Section 3.13 of the Disclosure Schedule, the Company owns outright and has good title, free and clear of all title defects and objections, security interests, liens, charges and encumbrances of any nature whatsoever (other than the lien of current property taxes and assessments not in default, if any) to the Machinery and Equipment shown as owned by it on Section 3.13 of the Disclosure Schedule and to all the machinery, equipment, furniture, fixtures, inventory, receivables and other tangible or intangible personal property reflected on the balance sheets included in the Financial Statements and all such property acquired since the date thereof, except for sales and dispositions in the ordinary course of business since such date. None of the title defects, objections, security interests, liens, charges or encumbrances (if any) listed on Section 3.13 of the Disclosure Schedule adversely affects the value of any of the items of Machinery and Equipment to which it relates or interferes with its use in the conduct of business of the Company. Except a set forth in Section 3.13 of the Disclosure Schedule, the Company holds good and transferable leaseholds in all of the Machinery and Equipment shown as leased by it on Section 3.13 of the Disclosure Schedule, in each case under valid and enforceable leases. The Company is not in breach of or default (and no event has occurred which, with due notice or lapse of time or both, may constitute such a lapse or default) under any lease of any items of Machinery and Equipment purported to be leased by it. The Machinery and Equipment and other personal property now owned, leased or used by the Company is sufficient and adequate to carry on the Business as presently conducted and all items thereof are in good operating condition and repair. The Company does not hold any personal property of any other person, firm or corporation pursuant to any consignment or similar arrangement.

     3.14 Trademarks, Trade Names and Know-How. Section 3.14 of the Disclosure Schedule sets forth a true and complete list of all United States and foreign patents, patent rights, copyrights, trademarks, service marks, trade names, trade secrets and proprietary know-how (either registered, applied for, or common law) owned by, registered in the name of, licensed to, or used in the business of the Company (the "Intangible Assets"). Such list includes a summary description of each such item and specifies, where applicable, the date granted or applied for, the expiration date and the current status thereof. There is no pending or, to the best knowledge of the Shareholders, threatened claim affecting the Company's use of any of the Intangible Assets, and no license has been granted with respect thereto. Each of the Intangible Assets is valid and in good standing, is not currently being challenged, is not involved in any pending or, to the best


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knowledge of the Shareholders, threatened administrative or judicial proceeding, and to the best knowledge of the Shareholders, does not conflict with any rights of any other person, firm or corporation.

     3.15 Licenses, Permits and Governmental Approvals.

          (a) Section 3.15(a) of the Disclosure Schedule sets forth a true and complete list of all licenses (excluding motor vehicle registrations), permits, franchises, authorizations and approvals issued or granted to the Company by the United States, any state or local government, any foreign national or local government, or any department, agency, board, commission, bureau or instrumentality of any of the foregoing (each a "License", and, collectively, the "Licenses"), and all pending applications therefor. Such list contains a summary description of each such item and, where applicable, specifies the date issued, granted or applied for, the expiration date and the current status thereof. Except as set forth in
     Section 3.15(a) of the Disclosure Schedule, each License has been issued to, and duly obtained and fully paid for by, the Company and is valid, in full force and effect, and not subject to any pending or threatened administrative or judicial proceeding to suspend, revoke, cancel or declare such License invalid in any respect.

          (b) The Company has all Licenses required, and such Licenses are sufficient and adequate in all respects, to permit the continued lawful conduct of the Company's Business in the manner now conducted and the occupancy and operation of the Company Facility for its present use. Except as set forth in Section 3.15(b) of the Disclosure Schedule: (i) the Company is not in violation of any of the Licenses except for such violations which would not have a material adverse affect on the assets, properties, business, operations, prospects, net income or financial condition of the Company, taken as a whole; (ii) to the best knowledge of the Shareholders, none of the Company's operations are being conducted in a manner that violates in any material respect any of the terms or conditions under which any License was granted; and (iii) no License will in any way be affected by, or terminate or lapse by reason of, the transactions contemplated by this Agreement.

         3.16 Compliance with Law. Except as set forth in Section 3.16 of the Disclosure Schedule, to the best knowledge of the Shareholders, the operations of the Company have been conducted in material compliance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over the Company and its assets, properties and operations, including, without limitation, all such laws, regulations, orders and requirements promulgated by or relating to equal opportunity, health, environmental protection, conservation, architectural barriers to the handicapped, fire, zoning and building, occupation safety, pension and securities matters except where non-compliance with such laws, regulations, orders and other requirements would not have a material adverse effect on the assets, properties, business, operations, prospects, net income or financial condition of the Company, taken as a whole. Except as set forth in
Section 3.16 of the Disclosure Schedule, neither the Shareholders nor the Company has received notice of any violation of any such law, regulation, order or other legal requirement, or of any default with respect to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to the Company or any of its assets, properties or operations.

     3.17 Litigation. Except as set forth in Section 3.17 of the Disclosure Schedule, there are no claims, actions, suits, proceedings, labor disputes or investigations pending or, to the best knowledge of the Shareholders, threatened before any federal, state or local court or governmental, administrative or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against the Shareholders, the Company or any of its officers, directors, employees, agents or Affiliates (as defined in Section 3.24 hereof) involving, affecting or relating to any assets, properties or operations of the Company or the transactions contemplated by this Agreement. Section 3.17 of the Disclosure Schedule sets forth a list and a summary description of all such pending actions, suits, proceedings, disputes or investigations. Neither the Shareholders nor the Company nor any of their or the Company's assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that affects or might affect the Company Shares or the Company's assets, properties, operations, prospects, net income or financial condition or which would or might interfere with the transactions contemplated by this Agreement.

     3.18 Contracts. Section 3.18 of the Disclosure Schedule sets forth a true and complete list and a summary description of all contracts, real or personal property leases, agreements and other instruments to which the Company is a party or otherwise relating to or affecting any of its assets, properties or operations which, with the exception of clauses (ii) and (iv) below, call for aggregate payments by the Company of more than $2,500), including, without limitation, all written or oral, express or implied, (i) contracts, agreements and commitments not made in the ordinary course of business; (ii) purchase contracts, supply contracts and customer contracts; (iii) contracts, loan agreements, repurchase agreements, mortgages, security agreements, trust indentures, promissory notes and other documents or arrangements relating to the borrowing of money or for lines of credit; (iv) leases and subleases of real or personal property; (v) agreements and other arrangements for the sale of any assets other than in the ordinary course of business or for the grant of any options or preferential rights to purchase any assets, property or rights; (vi) documents granting any power of attorney with respect to the affairs of the Company; (vii) suretyship contracts, working capital maintenance or other forms of guaranty agreements; (viii) contracts or commitments limiting or restraining the Company from engaging or competing in any lines of business or with any person, firm, or corporation; (ix) partnership and joint venture agreements; and
(x) all amendments, modifications, extensions or renewals of any of the foregoing (the foregoing contracts, agreements and documents are hereinafter referred to collectively as the "Commitments" and individually as a "Commitment"). Each Commitment is valid, binding and enforceable against the parties thereto in accordance with its terms, and in full force and effect on the date hereof. The Company has performed all obligations, including, but not limited to, the timely making of any rental or lease payments under any Commitment, required to be performed by it to date under, and is not in default in respect of, any Commitment and, to the best knowledge of the Shareholders, no event has occurred which, with due notice or lapse of time or both, would constitute such a default. No other party to any Commitment is in default in respect thereof, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default. The Shareholders have delivered to R-Tec or its representatives true and complete originals or copies of all the Commitments.

     3.19 Accounts Receivable. All notes and accounts receivable payable to or for the benefit of the Company outstanding on the Closing Date are (or will be) current and collectible in amounts not less than the aggregate amount thereof (net of reserves established in accordance with generally accepted accounting principles applied consistently with prior practice) carried (or to be carried) on the books of the Company, and are not subject to any counterclaims or set-offs. Except as set forth in Section 3.19 of the Disclosure Schedule, none of such notes or accounts receivable is past due more than 180 days.

     3.20 Inventories. The inventories of the Company reflected on the latest balance sheet of the Company included in the most recent Financial Statements, or acquired by the Company after the date thereof and before the Closing Date, are carried at not in excess of the lower of cost or market value, and do not include any inventory which is obsolete, surplus or not usable or saleable in the lawful and ordinary course of business of the Company as heretofore conducted, in each case net of reserves provided therefor on such balance sheets. As used herein, "obsolete inventory" is inventory which, at the balance sheet date, was not usable or saleable, because of legal restrictions, failure to meet specifications imposed by any Commitment, loss of market, damage, physical deterioration or for any other cause; and "surplus inventory" is inventory that, at the balance sheet date, exceeded known or anticipated requirements in the reasonable business judgment of the Shareholders.

     3.21 Employee Plans.

          (a) Section 3.21(a) of the Disclosure Schedule sets forth a true and complete list and summary description of all bonus, pension, stock option, stock purchase, benefit, welfare, profit-sharing, retirement, Simple IRA, medical or dental, disability, vacation, severance, hospitalization, insurance, incentive, deferred compensation and other similar fringe or employee benefit plans, funds, programs or arrangements, all employment contracts or executive compensation agreements, written or oral, and all collective bargaining agreements, in each of the foregoing cases which cover, are maintained for the benefit of, or relate to any or all employees of the Company (the "Employee Plans"). To the best knowledge of the Shareholders, each of the Employee Plans is in compliance with the requirements provided by any and all applicable statutes, orders or governmental rules or regulations currently in effect, including, but not limited to, the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). Each Employee Plan and its related trust intended to qualify under Section 401(a) and Section 501(a) of the Code is so qualified and has heretofore been determined by the Internal Revenue Service so to qualify, and nothing has occurred to cause the loss of such qualification. Each Employee Plan intended to be exempt under Section 501(c)(9) or 501(c)(17) of the Code satisfies the requirement for such exemption, so qualifies in form and in operation, and meets the requirements of Section 505(c) of the Code and the regulations there under.

          (b) With respect to each Employee Plan, (i) all required contributions for all periods ending before the Closing Date have been made in full; (ii) no prohibited transactions as defined in Section 406 of ERISA or Section 4975 of the Code have occurred or are expected to occur as a result of the transactions contemplated by this Agreement; (iii) no action, suit, grievance, arbitration or other manner of litigation, or claim with respect to the assets thereof of any Employee Plan (other than routine claims for benefits made in the ordinary course of plan administration for which plan administrative review procedures have not been exhausted) is pending, threatened or imminent against or with respect to any of the Employee Plans, any of the Company, any ERISA Affiliate or any fiduciary, as such term is defined in Section 3(21) of ERISA ("Fiduciary"), including but not limited to any action, suit, grievance, arbitration or other manner of litigation, or claim regarding conduct that allegedly interferes with the attainment of rights under any Employee Plan; and (iv) none of the Shareholders, the Company nor any Fiduciary has any knowledge of any facts which would give rise to or could give rise to any such actions, suits, grievances, arbitration or other manner of litigation, or claims with respect to any Employee Plan. None of the Shareholders, the Company or their directors, officers, or employees, nor any Fiduciary has any liability for failure to comply with ERISA or the Code for any action or failure to act in connection with the administration or investment of such plans.

          (c) The Company does not maintain, contribute to, and has no liability (fixed, contingent or otherwise) for medical, health, life, or other welfare benefits for terminated employees or for present employees after termination of their employment (other than any welfare benefits provided in compliance with the Consolidated Omnibus Budget Reconciliation Act, as amended).

     3.22 Customers and Suppliers. Section 3.22 of the Disclosure Schedule sets forth a complete and correct list of (a) all customers of the Company with whom the Company has or had a Commitment during the fiscal year ended December 31, 2000 and from such date to the date hereof, (b) the ten largest suppliers by dollar volume of the Company and the aggregate dollar volume of purchases (broken down by principal categories) by the Company from such suppliers for such fiscal year, (c) all customers or suppliers who have terminated any agreement, contract or other arrangement with the Company or with whom the Company has terminated any agreement, contract or other arrangement, in each case with or without cause, prior to the stated expiration thereof. Except as disclosed in Section 3.22 of the Disclosure Schedule, since December 31, 1998, the Company has not at any time delivered to, or received from, any customer or supplier any formal notice or written allegation of a default or breach with respect to any agreement, contract or other arrangement and, to the best knowledge of the Shareholders, none of such customers or suppliers has, or intends to terminate or change significantly its relationship with the Company. The Company has not granted any credit, trade-in, free return or other sales terms to customers or others which substantially differ from terms granted in the ordinary course of business consistent with past practice. Neither the purchase of the Company Shares by R-Tec nor the consummation of the transactions contemplated by this Agreement will result in any material adverse change in the business operations of the Company or in the loss of the benefits of any relationship with any customer or supplier.

     3.23 Insurance.

          (a) Section 3.23 of the Disclosure Schedule sets forth a true and complete list and a summary description of all fidelity bonds, letters of credit, performance bonds and bid bonds issued to or in respect of the Company (collectively, the "Bonds") and all policies of title insurance, liability and casualty insurance, property insurance, auto insurance, business interruption insurance, tenant's insurance, workers' compensation, life insurance, disability insurance, excess or umbrella insurance and any other type of insurance insuring the properties, assets, employees and/or operations of the Company (collectively, the "Policies"). The summary description referred to above shall briefly describe the significant operative provisions of (i) the Bonds, including, without limitation, purpose, annual premiums or fees (including amounts paid with respect to all Bonds currently in effect), duration, trigger events and events of default and (ii) the Policies, including, without limitation, type of coverage, policy limits, premiums (including amounts paid with respect to all Policies currently in effect), and any applicable deductibles or self-insured retentions. The Shareholders have furnished a true, complete and accurate copy of all such Policies and Bonds to R-Tec.

          (b) Except as set forth in Section 3.23 of the Disclosure Schedule, all such Policies and Bonds are in full force and effect, underwritten by financially sound and reputable insurers and will not in any way be effected by or terminated or lapsed by reason of the consummation of the transactions contemplated by this Agreement. The Shareholders shall use their best efforts to cause the Company to maintain the coverage under all Policies and Bonds in full force and effect through the Closing Date. The Company is not in material default under any provisions of the Policies or Bonds, and there is no claim by the Company or any other person, corporation or firm pending under any of the Policies or Bonds as to which coverage has been questioned, denied or disputed by the underwriters or issuers of such Policies or Bonds. Except as set forth in Section 3.23 of the Disclosure Schedule, the Company have not received any written notice from or on behalf of any insurance carrier or other issuer issuing such Policies or Bonds that insurance rates or other annual premium or fee in effect as of the date hereof will hereafter be substantially increased (except to the extent that insurance rates or other fees may be increased for all similarly situated risks), that there will be a non-renewal, cancellation or increase in a deductible (or an increase in premiums in order to maintain an existing deductible) of any of the Policies or Bonds in effect as of the date hereof, or that alteration of any equipment or any improvements to real estate occupied by or leased to or by the Company, purchase of additional equipment, or modification of any of the methods of doing business of the Company, will be required or suggested after the date hereof. The Policies and Bonds maintained by the Company are adequate in accordance with industry standards, the requirements of any applicable leases and are in at least the minimum amounts required by, and are otherwise sufficient for purposes of, any currently applicable law, rule, or regulation of any federal, state or local government, agency or authority, including, without limitation, environmental regulations. All Policies and Bonds are of at least like character and amount as are carried by like businesses similarly situated and are held by the Company or shall be transferred to it on or before the Closing Date.

     3.24 Transactions with Directors, Officers and Affiliates. Except as disclosed in Section 3.24 of the Disclosure Schedule, since January 1, 1998, there have been no transactions between the Company and the Shareholders or any director, officer, employee, stockholder or other affiliate, as defined in Rule 405 under the Securities Act of 1933, as amended (an "Affiliate", or, collectively, "Affiliates"), of the Company, including, without limitation, loans to or by the Company from or to any of such persons. Except as disclosed in Section 3.24 of the Disclosure Schedule, during the past three years none of the officers, directors or employees of any of the Company, or any spouse or relative of any of such persons, has been a director or officer of, or has had any direct or indirect interest in, any firm, corporation, association or business enterprise which during such period has been a supplier, customer or sales agent of the Company or has competed with or been engaged in any business of the kind being conducted by the Company. Neither the Shareholders nor any of their Affiliates (other than the Company) owns or has any rights in or to any of the assets, properties or rights used by the Company in the ordinary course of their business.

     3.25 Environmental Matters. The Company has obtained and maintained in effect all licenses, permits and other authorizations required under all applicable laws, regulations and other requirements of governmental or regulatory authorities relating to pollution or to the protection of the environment ("Environmental Laws") and, to the best knowledge of the Shareholders, is in compliance with all Environmental Laws and with all such licenses, permits and authorizations. To the best knowledge of the Shareholders, the Company has not performed or suffered any act which could give rise to, or has otherwise incurred, liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq. or any other Environmental Laws, nor has the Company received notice of any such liability or any claim therefor or submitted notice pursuant to Section 103 of such Act to any governmental agency with respect to any of their respective assets. Except as set forth in Section 3.25 of the Disclosure Schedule, to the best knowledge of the Shareholders, no hazardous substance, hazardous waste, contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Law) has been released, placed, dumped or otherwise come to be located on, at, beneath or near any of the assets or properties of the Company or any surface waters or ground waters thereon or thereunder. Except as set forth in Schedule 3.25, the Company does not own or operate, and has never owned or operated, an underground storage tank containing a regulated substance, as such term is defined in Subchapter IX of the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6991 et seq.

     3.26 Employment and Labor Matters.

          (a) Section 3.26(a) of the Disclosure Schedule contains a true and complete list showing the names of all employees who during the last fiscal year received, or in the current fiscal year are expected to receive, compensation (including commissions and bonuses) in excess of $20,000, together with a statement as to the full amount paid to each such employee for services rendered during the last fiscal year and the current aggregate base salary rate for each such person and each employee who, in the current fiscal year, is expected to receive compensation in excess of $20,000. Section 3.26(a) of the Disclosure Schedule contains a true and complete list of the full amount paid or payable to all other employees, by job category for services rendered during the last and current fiscal year, including the current aggregate base wage and salary rate for each such category, and the aggregate cost of all fringe benefits granted during the last fiscal year. Except as disclosed on Section 3.26(a) of the Disclosure Schedule, the Company has not agreed to increase the compensation payable to any employee listed on
     Section 3.26(a) of the Disclosure Schedule in the fiscal year ending December 31, 2000 by more than five percent (5%).

          (b) Except as set forth in Section 3.26(b) of the Disclosure Schedule:
     (i) the Company is not a party to any outstanding employment agreements or contracts with officers or employees that are not terminable at will, or that provide for the payment of any bonus or commission; (ii) the Company is not a party to any agreement, policy or practice that requires it to pay termination or severance pay to salaried, non-exempt or hourly employees (other than as required by law); (iii) the Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company nor does the Company know of any activities or proceedings of any labor union to organize any such employees. The Shareholders have furnished to R-Tec complete and correct copies of all such agreements ("Employment and Labor Agreements"). The Company has not breached or otherwise failed to comply with any provisions of any Employment and Labor Agreement, and there are no grievances outstanding thereunder.

          (c) Except as set forth in Section 3.26(c) of the Disclosure Schedule:
     (i) Company is in compliance with all applicable laws relating to employment and employment practices, wages, hours, and terms and conditions of employment; (ii) there is no unfair labor practice charge or complaint pending before the National Labor Relations Board ("NLRB"); (iii) there is no labor strike, material slowdown or material work stoppage or lockout actually pending or threatened against or affecting the Company, and the Company has not at any time experienced any strike, material slow down or material work stoppage, lockout or other collective labor action by or with respect to its employees; (iv) there is no representation claim or petition pending before the NLRB or any similar foreign agency and no question concerning representation exists relating to the employees of the Company;
     (v) there are no charges with respect to or relating to the Company pending before the Equal Employment Opportunity Commission or any state, local or foreign agency responsible for the prevention of unlawful employment practices; and (vi) the Company has not received any formal notice from any federal, state, local or foreign agency responsible for the enforcement of labor or employment laws of an intention to conduct an investigation of the Company and no such investigation is in progress.


          (d) Section 3.26(d) of the Disclosure Schedule sets forth a true and complete list of all manuals, brochures or publications or similar documents of the Company regarding office administration, personnel matters and hiring, evaluation, supervision, training, termination and promotion of employees, including but not limited to the Company's affirmative action plan, if any, and all communications to employees concerning such matters. The Shareholders have furnished to R-Tec true and correct copies of all the documents listed in Section 3.26(d) of the Disclosure Schedule.

     3.27 Products Liability.

          (a) Except as disclosed in Section 3.27 of the Disclosure Schedule,
     (i) there is no notice, demand, claim, action, suit, inquiry, hearing, proceeding, notice of violation or investigation of a civil, criminal or administrative nature before any court or governmental or other regulatory or administrative agency, commission or authority against or involving any product, machine, equipment substance or material (collectively, a "Product"), or class of claims or lawsuits involving the same or similar Product manufactured, produced, distributed or sold by or on behalf of the Company which is pending or threatened, resulting from an alleged defect in design, manufacture, materials or workmanship of any Product manufactured, produced, distributed or sold by or on behalf of the Company, or any alleged failure to warn, or from any breach of implied warranties or representations, (ii) there has not been any Occurrence (as defined in Section 3.27(b)), and (iii) there has not been, nor is there under consideration or investigation by the Company, any Product recall, rework, retrofit or post-sale warning (collectively, recalls, reworks, retrofits and post-sale warnings are referred to herein as "Recalls") conducted by or on behalf of the Company concerning any products manufactured, produced, distributed or sold by or on behalf of the Company or any product recall conducted by or on behalf of any entity as a result of any alleged defect in any Product supplied by the Company.

          (b) For purposes of this Section 3.27, the term "Occurrence" shall mean any accident, happening or event which was caused or allegedly caused by any alleged hazard or alleged defect in manufacture, design, materials or workmanship including, without limitation, any alleged failure to warn or any breach of express or implied warranties or representations with respect to, or any such accident, happening or event otherwise involving a Product (including any parts or components) manufactured, produced, distributed or sold by or on behalf of the Company which is likely to result in a claim or loss.

     3.28 Investment Representations. Each Shareholder represents and warrants that he has been given full access to the books and records of R-Tec and to such other information concerning R-Tec necessary to allow him to make an informed decision as to the merits and risks associated with the acquisitions of shares of R-Tec Common in the Share Exchange, including, without limitation, the Form 10-KSB filed by R-Tec with the Securities and Exchange Commission for the period ended December 31, 2000. Each Shareholder represents and warrants that he has sufficient business or financial experience to have the capacity to protect his own interests in connection with the acquisition of shares of R-Tec Common in the Share Exchange and, if such transaction is consummated, each Shareholder will be able to bear the economic risk of his investment in the R-Tec Common for an indefinite period of time. The shares of R-Tec Common to be acquired by each Shareholder in the Share Exchange is for his own account, not as a nominee or agent, and not with a view to the sale or distribution of all or any part thereof, and no Shareholder has a present intention of selling or otherwise distributing the same. Each Shareholder understands that the shares of R-Tec Common are not registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities law and that such shares are being offered and sold pursuant to exemptions from registration contained in Section 4(2) of the 1933 Act, and applicable exemptions from state law registration requirements. Each Shareholder further understands that such shares may not be sold, transferred or otherwise disposed of without registration under the 1933 act and any applicable state securities laws or an exemption there from.


     3.29 Accuracy of Information. None of the representations, warranties or statements of the Shareholders contained in this Agreement, or in the Disclosure Schedule or exhibits hereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations, warranties or statements not misleading. All information relating to the Company which is known or would on reasonable inquiry be known to the Shareholders and which may be material to a purchaser for value of the capital stock of the Company has been disclosed in writing to R-Tec and any such information arising on or before the Closing Date will forthwith be disclosed in writing to R-Tec. When used in this Agreement, the phase "to the best knowledge of the Shareholders" means the actual knowledge of Mr. Hinkle, Mr. Hawkins, Mr. Hastings and/or Mr. Clayton, without having any duty of investigation or verification solely in connection with this Agreement, beyond any duty of investigation or verification required by or implicit in such person's responsibility as an officer and director of the Company.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF R-TEC.

     R-Tec hereby represents, warrants and agrees as follows:

     4.1 Corporate Organization. R-Tec is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho and has all requisite corporate power and authority to own its properties and assets and to conduct its business as now conducted. R-Tec is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary.

     4.2 Capitalization. The authorized capital stock of R-Tec consists of (i) 30,000,000 shares of Common Stock, and (ii) 5,000,000 shares of Series A Preferred Stock. On the Closing Date, there will be issued and outstanding the shares of stock as set forth on Section 4.2 of the Disclosure Schedule, and such shares will represent all of the issued and outstanding capital stock of R-Tec as of such date. Section 4.2 of the Disclosure Schedule sets forth a true and correct list of all shareholders of R-Tec as of the Closing Date together with the number of shares owned by such shareholders. Except as disclosed on Section
4.2 of the Disclosure Schedule, there are no outstanding options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any capital stock of R-Tec.

     4.3 R-Tec Common. The shares of R-Tec Common to be issued to the Shareholders in the Share Exchange will, upon delivery, be duly authorized, validly issued, fully paid and nonassessable shares of voting stock of R-Tec, and the issuance and delivery thereof will not violate any preemptive or other rights of any person to acquire any securities of R-Tec or any applicable securities laws.

     4.4 Validity of Agreement. R-Tec has the corporate power to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the performance of R-Tec's obligations hereunder have been duly authorized by the Board of Directors of R-Tec, and no other corporate proceedings on the part of R-Tec are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed by R-Tec and constitutes the valid and binding obligation of R-Tec enforceable against R-Tec in accordance with its terms.

     4.5 No Conflict or Violation. The execution, delivery and performance by R-Tec of this Agreement does not and will not violate or conflict with any provision of its Articles of Incorporation or Bylaws and does not and will not violate any provision of law, or any order, judgment or decree of any court or other governmental or regulatory authority, nor violate or result in a breach of or constitute (with due notice or lapse of time or both) a default under any contract, lease, loan agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which R-Tec is a party or by which it is bound or to which any of its properties or assets is subject, nor result in the creation or imposition of any lien, charge or encumbrance of any kind whatsoever upon any of its properties or assets where such violations, breaches or defaults in the aggregate would have a material adverse effect on the transactions contemplated hereby or on the assets, properties, business, operations, net income or financial condition of R-Tec.

     4.6 Consents and Approvals. Except as disclosed on Section 4.6 of the Disclosure Schedule, no consent, approval or authorization of, or filing, registration or qualification with, any governmental authority on the part of R-Tec or any vote, consent or approval in any manner of the holders of any Security (as defined in Section 2(1) of the Securities Act of 1933, as amended) of R-Tec is required as a condition to the execution and delivery of this Agreement.

     4.7 Financial Statements. R-Tec has heretofore furnished to the Shareholders copies of the audited balance sheet of R-Tec as of December 30, 2000, audited by Balukoff Lindstrom & Co.; together with the related audited statements of income, stockholders' equity and cash flows for the fiscal year ended on such date and the notes thereto, accompanied by the reports thereon of such independent public accountants (hereinafter collectively referred to as the "Financial Statements"). The Financial Statements, including the notes thereto, were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the period covered thereby and present fairly the financial position, results of operations and changes in financial position of R-Tec for the period then ended.

     4.8 Absence of Certain Changes or Events. Since December 30, 2000, R-Tec has operated in the ordinary course of business consistent with past practice, and there has not been any material adverse change in the assets, properties, business, operations, net income, financial condition or prospects of R-Tec.

     4.9 Absence of Undisclosed Liabilities. Except as disclosed on Section 4.9 of the Disclosure Schedule, R-Tec has no indebtedness or liability, absolute or contingent, which is not shown or provided for on the balance sheet of R-Tec as of that date included in the Financial Statements other than liabilities incurred or accrued in the ordinary course of business since December 30, 2000 or liabilities which would not have a material adverse effect in the aggregate on the assets, properties, business, operations, net income or financial condition of R-Tec. Except as disclosed on Section 4.9 of the Disclosure Schedule or as shown in such balance sheet or in the notes to the Financial Statements, R-Tec is not directly or indirectly liable upon or with respect to (by discount, repurchase agreements or otherwise), or obligated in any other way to provide funds in respect of, or to guarantee or assume, any debt, obligation or dividend of any person, except endorsements in the ordinary course of business in connection with the deposit of items for collection.

     4.10 Tax Matters. R-Tec has filed all tax returns it is required to file and has paid, or made adequate provisions for the payment of all taxes, assessments, or other governmental charges or levies imposed upon R-Tec, its income or any of its properties, franchises or assets ("Taxes") which are due and payable, except such Taxes, if any, as are being contested in good faith and by appropriate proceedings and as to which such reserves or other appropriate provisions as may be required by generally accepted accounting principles have been maintained.

     4.11 Compliance with Law. The operations of R-Tec have been conducted in accordance with all applicable laws, regulations, orders and other requirements of all courts and other governmental or regulatory authorities having jurisdiction over R-Tec and its assets, properties and operations except for such violations which in the aggregate would not have a material adverse effect on the assets, properties, business, operations, net income or financial condition of R-Tec. R-Tec has not received notice of any violation of any such law, regulation, order or other legal requirement, nor is it in default in a manner material to the business or operations of R-Tec of any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, domestic or foreign, applicable to R-Tec or its assets, properties or operations.

     4.12 Litigation. Except as disclosed in Section 4.12 of the Disclosure Schedule, there are no claims, actions, suits, proceedings, labor disputes or investigations known to R-Tec which are pending or threatened before any federal, state or local court or governmental, administrative or regulatory authority, domestic or foreign, or before any arbitrator of any nature, brought by or against R-Tec or any of its officers, directors, employees, or agents involving or affecting the transactions contemplated by this Agreement or, in a manner material to the financial condition of R-Tec, any of R-Tec's assets or properties nor does R-Tec know of any basis therefore.

Neither R-Tec nor any of its assets or properties is subject to any order, writ, judgment, award, injunction or decree of any federal, state or local court or governmental or regulatory authority or arbitrator, that materially affects R-Tec's assets, properties, operations, prospects, net income or financial condition or which would interfere with the transactions contemplated by this Agreement.

     4.13. Employee Plans. Section 4.13(a) of the Disclosure Schedule sets forth a true and complete list and summary description of all Employee Plans sponsored or maintained by R-Tec. To the best knowledge of R-Tec, each of R-Tec's Employee Plans is in compliance with the requirements provided by any and all applicable statutes, orders or governmental rules or regulations currently in effect, including, but not limited to, ERISA and the Code.

     4.14 Investment Intent. The Company Shares will be acquired hereunder solely for the account of R-Tec and its specified designees, for investment, and not with a view to the resale or distribution thereof, subject to the right of R-Tec and any such designees to sell, assign, transfer or distribute any or all of the Company to any corporation which is an Affiliate of R-Tec or to any person, firm or corporation in a transaction that does not require registration pursuant to the Securities Act of 1933, as amended. R-Tec has no present intention to distribute or otherwise transfer the Company Shares to its shareholders.

     4.15 Accuracy of Information. None of the representations, warranties or statements of R-Tec contained in this Agreement, or in the Disclosure Schedule or exhibits hereto, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make any of such representations, warranties or statements not misleading.

SECTION 5. COVENANTS.

     5.1 Employee Relations and Benefits. The Company shall be obligated to promptly pay (i) to any employee of the Company on the Closing Date (a "Company Employee") or any former employee of any of the Company any claim, which is due and owing by the Company to such employee, for compensation or for severance or any other benefit or expense payable pursuant to an Employee Plan, a compensation arrangement, an employment agreement, federal or state law or otherwise arising on or before the Closing Date. The Shareholders expressly acknowledge that the indemnification and hold harmless provisions of Section 9.1 hereof shall apply to any such claim.

     5.2 Certain Changes and Conduct of Business.

          (a) From and after the date of this Agreement and until the Closing Date, the Company shall conduct its business solely in the ordinary course consistent with past practice and, without the prior written consent of R-Tec, the Shareholders will not, except as required or permitted pursuant to the terms hereof, permit the Company to:

               (i) make any material change in the conduct of its businesses and operations or enter into any transaction other than in the ordinary course of business consistent with past practices;

               (ii) make any change in its Charter Documents; issue any additional shares of capital stock or equity securities or grant any option, warrant or right to acquire any capital stock or equity securities or issue any security convertible into or exchangeable for its capital stock or alter any material term of any of its outstanding securities or make any change in its outstanding shares of capital stock or other ownership interests or in its capitalization, whether by reason of a reclassification, recapitalization, stock split or combination, exchange or readjustment of shares, stock dividend or otherwise;

               (iii) (A) incur, assume or guarantee any indebtedness for borrowed money, issue any notes, bonds, debentures or other corporate securities or grant any option, warrant or right to purchase any thereof, except pursuant to transactions in the ordinary course of business consistent with past practice (the parties hereto recognize and affirm that the continuation of the existing cash management practices of the Company shall not be deemed, for any purpose, to be violative of the provisions hereof), (B) issue any securities convertible or exchangeable for debt securities of the Company, or (C) issue any options or other rights to acquire from the Company, directly or indirectly, debt securities of the Company or any security convertible into or exchangeable for such debt securities;

               (iv) make any sale, assignment, transfer, abandonment or other conveyance of any of its assets or any part thereof, except transactions pursuant to existing contracts set forth in the Disclosure Schedule and dispositions of inventory or of worn-out or obsolete equipment for fair or reasonable value in the ordinary course of business consistent with past practices; and except for the cash dividend to the Shareholders of an estimated $60,000 prior to Closing, which such dividend is acknowledged by the parties and permitted under the terms of this Agreement;

               (v) subject any of its assets, or any part thereof, to any lien, security interest, charge, interest or other encumbrance, or suffer such to be imposed other than such liens, security interests, charges, interests or other encumbrances as may arise in the ordinary course of business consistent with past practice by operation of law which will not, individually or in the aggregate, have a material adverse effect on the Company;

               (vi) redeem, retire, purchase or otherwise acquire, directly or indirectly, any shares of its capital stock or declare, set aside or pay any dividends or other distribution in respect of such shares;

               (vii) acquire any assets, raw materials or properties, or enter into any other transaction, other than in the ordinary course of business consistent with past practice;

               (viii) enter into any new (or amend any existing) employee benefit plan, program or arrangement or any new (or amend any existing) employment, severance or consulting agreement, grant any general increase in the compensation of officers or employees (including any such increase pursuant to any bonus, pension, profit-sharing or other plan or commitment) or grant any increase in the compensation payable or to become payable to any employee, except in accordance with pre-existing contractual provisions;

               (ix) make or commit to make any material capital expenditure other than as required by an existing Commitment;

               (x) pay, loan or advance any amount to, or sell, transfer or lease any properties or assets to, or enter into any agreement or arrangement with, any of its Affiliates;

               (xi) guarantee any indebtedness for borrowed money or any other obligation of any other person;

               (xi) fail to keep in full force and effect insurance comparable in amount and scope to coverage maintained by it (or on behalf of it) on the date hereof;

               (xii) take any other action that would cause any of the representations and warranties made herein not to remain true and correct;

               (xiii) make any loan, advance or capital contribution to or investment in any person;

               (xiv) make any change in any method of accounting or accounting principle, method, estimate or practice except for any such change required by reason of a concurrent change in generally accepted accounting principles or write-down the value of any inventory or write-off as uncollectible any accounts receivable except in the ordinary course of business consistent with past practices;

               (xv) settle, release or forgive any claim or litigation or waive any right; or

               (xvi) commit itself to do any of the foregoing.

          (b) From and after the date hereof and until the Closing Date, the Shareholders shall cause the Company to use its reasonable best efforts to:

               (i) continue to maintain, in all material respects, its properties in accordance with present practice in a condition suitable for their current use;

               (ii) file, when due or required, federal, state, foreign and other tax returns and other reports required to be filed and pay when due all taxes, assessments, fees and other charges lawfully levied or assessed against it, unless the validity thereof is contested in good faith and by appropriate proceedings diligently conducted;

               (iii) continue to conduct its business in the ordinary course consistent with past practice;

               (iv) keep its books of account, records and files in the ordinary course and in accordance with existing practices; and

               (v) continue to maintain existing business relationships with suppliers and customers to the extent that such relationships are, at the same time, judged to be economically beneficial to the Company.

     5.3 Access to Properties and Records. The Shareholders shall afford, and shall cause the Company to afford, to R-Tec and R-Tec's accountants, counsel and representatives full access during normal business hours throughout the period prior to the Closing Date (or the earlier termination of this Agreement pursuant to Section 9 hereof) to all the Company's properties, books, contracts, commitments and records (including, but not limited to, tax returns) and, during such period, shall furnish promptly to R-Tec all information concerning the Company's businesses, properties, liabilities and personnel as R-Tec may reasonably request, provided that no investigation or receipt of information pursuant to this Section 6.3 shall affect any representation or warranty of the Shareholders or the conditions to the obligations of R-Tec under this Agreement.

     5.4 Negotiations. From and after the date hereof, neither the Shareholders, the Company or its officers and directors nor anyone acting on behalf of the Shareholders or such persons shall, directly or indirectly, encourage, solicit, engage in discussions or negotiations with, or provide any information to, any person, firm, or other entity or group (other than R-Tec or its representatives) concerning any merger, sale of substantial assets, purchase or sale of shares of common stock or similar transaction involving the Company. The Shareholders shall promptly communicate to R-Tec any inquiries or communications concerning any such transaction which they may receive or of which they may become aware.

     5.5 Consents and Approvals. The Shareholders shall use their best efforts to obtain, or cause the Company to obtain, all necessary consents, waivers, authorizations and approvals of all governmental and regulatory authorities, domestic and foreign, and of all other persons, firms or corporations required in connection with the execution, delivery and performance by them of this Agreement.

     5.6 Further Assurances. Upon the request of R-Tec at any time after the Closing Date, the Shareholders will forthwith execute and deliver such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as R-Tec or its counsel may request in order to perfect title of R-Tec and its successors and assigns to the Company Shares or otherwise to effectuate the purposes of this Agreement.

     5.7 Best Efforts. Upon the terms and subject to the conditions of this Agreement, each of the parties hereto will use its best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable consistent with applicable law to consummate and make effective in the most expeditious manner practicable the transactions contemplated hereby.

     5.9 Notice of Breach. Through the Closing Date, each of the parties hereto shall promptly give to the other parties written notice with particularity upon having knowledge of any matter that may constitute a breach of any representation, warranty, agreement or covenant contained in this Agreement.

     5.10 Board of Directors. Following the Closing, the Board of Directors of the Company will continue to consist of the four current members, who are the Shareholders; and R-Tec, as the sole shareholder of the Company following Closing, covenants and agrees that such persons shall continue to serve on the Board of Directors of the Company for a period of at least five (5) years following Closing, unless mutually agreed otherwise by the parties. In addition, the Bylaws of the Company shall be amended following Closing to add a fifth member to the Board of Directors, who shall be chosen by the current members of the Board.

SECTION 6. CONDITIONS TO OBLIGATIONS OF R-TEC.

     The obligations of R-Tec to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by R-Tec in its sole discretion:

     6.1 Receipt of Documents. The Shareholders shall have executed and delivered to R-Tec all of the documents and agreements described in Section 2.2 dated the Closing Date, in form and substance satisfactory to R-Tec.

     6.2 Representations and Warranties of the Shareholders. All representations and warranties made by the Shareholders in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if again made by the Shareholders on and as of such date, and, if the Closing Date is other than the date hereof, R-Tec shall have received a certificate dated the Closing Date and signed by the Shareholders to that effect.

     6.3 Performance of the Shareholders' Obligations. The Shareholders shall have performed in all material respects all obligations required under this Agreement to be performed by them on or before the Closing Date, and R-Tec shall have received a certificate dated the Closing Date and signed by the Shareholders to that effect.

     6.4 Consents and Approvals. All consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

     6.5 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, which declares this Agreement invalid in any respect or prevents the consummation of the transactions contemplated hereby, or which materially and adversely affects the assets, properties, operations, prospects, net income or financial condition of the Company shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person, or entity which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

     6.6 No Material Adverse Change. During the period from December 31, 2000 to the Closing Date, there shall not have been any material adverse change in the assets, properties, business, operations, prospects, net income or financial condition of the Company, including, but not limited to, the receipt by the Company of formal notice of termination of a Commitment from any customer or supplier.

     6.7 Completion of Due Diligence. R-Tec shall have completed its due diligence investigation of the assets, properties, financial condition and operations of the Company to its sole satisfaction and discretion.

     6.8 Discharge of Indebtedness; Release of Liens. With respect to the loan agreements, guarantees, pledge agreements, promissory notes and other agreements listed on Section 3.18 of the Disclosure Schedule, the Shareholders shall have performed, or caused the Company to perform, all acts necessary to discharge all of the Shareholders' or the Company's obligations there under and to terminate and release all liens, security interests, charges, interests or other encumbrances on the Company Shares or any asset, real or personal, tangible or intangible, of the Company arising there from. Without limiting the generality of the foregoing, the Shareholders shall furnish R-Tec with evidence satisfactory to R-Tec that all obligations or indebtedness of the Company to the Shareholders or any of their affiliates or of the Shareholders or any of their affiliates to the Company shall have been paid in full.

     6.9 Company Valuation. R-Tec shall have received the signed report from the Appraiser setting forth its determination of the Company Valuation, as provided in Section 1.2(a).

     6.10 Other Closing Documents. R-Tec shall have received such other duly executed certificates, instruments and documents in confirmation of the representations and warranties of the Shareholders or in furtherance of the transactions contemplated by this Agreement as R-Tec or its counsel may reasonably request.

     6.11 Legal Matters. All certificates, instruments, opinions and other documents required to be executed or delivered by or on behalf of the Shareholders under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of the Shareholders in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for R-Tec.

SECTION 7. CONDITION TO OBLIGATIONS OF THE SHAREHOLDERS.

     The obligations of the Shareholders to consummate the transactions contemplated by this Agreement are subject to the fulfillment, at or before the Closing Date, of the following conditions, any one or more of which may be waived by joint action of the Shareholders (provided, that any such waiver shall not be binding on any Shareholder who does not sign such waiver in writing):

     7.1 Receipt of Documents. R-Tec shall have delivered to the Shareholders the shares of R-Tec Common to be issued in the Share Exchange, and executed copies of all of the documents and agreements required to be delivered pursuant to Section 2.3, dated the Closing Date, in form and substance satisfactory to the Shareholders.

     7.2 Representations and Warranties of R-Tec. All representations and warranties made by R-Tec in this Agreement shall be true and correct in all material respects on and as of the Closing Date as if again made by R-Tec on and as of such date, and, if the Closing Date is other than the date hereof, the Shareholders shall have received a certificate dated the Closing Date and signed by the President or any Vice President of R-Tec to that effect.

     7.3 Performance of R-Tec's Obligations. R-Tec shall have performed in all material respects all obligations required under this Agreement to be performed by it on or before the Closing Date, and the Shareholders shall have received a certificate dated the Closing Date and signed by the President or any Vice President of R-Tec to that effect.

     7.4 Consents and Approvals. Except for any consents or approvals relating to liquor licenses in connection with the change of ownership contemplated by this Agreement, all consents, waivers, authorizations and approvals of any governmental or regulatory authority, domestic or foreign, and of any other person, firm or corporation, required in connection with the execution, delivery and performance of this Agreement shall have been duly obtained and shall be in full force and effect on the Closing Date.

     7.5 No Violation of Orders. No preliminary or permanent injunction or other order issued by any court or governmental or regulatory authority, domestic or foreign, nor any statute, rule, regulation, decree or executive order promulgated or enacted by any government or governmental or regulatory authority, domestic or foreign, that declares this Agreement invalid or unenforceable in any respect or which prevents the consummation of the transactions contemplated hereby shall be in effect; and no action or proceeding before any court or governmental or regulatory authority, domestic or foreign, shall have been instituted or threatened by any government or governmental or regulatory authority, domestic or foreign, or by any other person or entity, which seeks to prevent or delay the consummation of the transactions contemplated by this Agreement or which challenges the validity or enforceability of this Agreement.

     7.6 Other Closing Documents. The Shareholders shall have received such other duly executed certificates, instruments and documents in confirmation of the representations and warranties of R-Tec or in furtherance of the transactions contemplated by this Agreement as the Shareholders or their counsel may reasonably request.

     7.7 Company Valuation. The Shareholders shall have received the signed report from the Appraiser setting forth its determination of the Company Valuation, as provided in Section 1.2(a).

     7.8 Legal Matters. All certificates, instruments, opinions and other documents required to be executed or delivered by or on behalf of R-Tec under the provisions of this Agreement, and all other actions and proceedings required to be taken by or on behalf of R-Tec in furtherance of the transactions contemplated hereby, shall be reasonably satisfactory in form and substance to counsel for the Shareholders.

     7.9 Material Adverse Change. During the period from December 31, 2000 to the Closing Date, there shall not have been any material adverse change in the assets, properties, business, operations, prospects, net income or financial condition of R-Tec.

SECTION 8. TERMINATION AND ABANDONMENT.

     8.1 Methods of Termination; Upset Date. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time before the
Closing:

          (a) By the mutual written consent of the Shareholders and R-Tec;

          (b) By R-Tec, if all the conditions set forth in Section 6 of this Agreement shall not have been satisfied or waived on or before the Closing Date;

          (c) By the Shareholders, if all the conditions set forth in Section 7 of this Agreement shall not have been satisfied or waived on or before the Closing Date;

          (d) By the Shareholders or R-Tec if the other party hereto fails to comply in any material respect with any of its covenants or agreements contained herein, or breaches its representations and warranties in any material way;

          (e) By the Shareholders or R-Tec if a court of competent jurisdiction or governmental, regulatory or administrative agency or commission shall have issued an order, decree or ruling or taken any other action (which order, decree or ruling the parties hereto shall use their best efforts to lift), which permanently restrains, enjoins or otherwise prohibits the transactions contemplated by this Agreement; or

          (f) By the Shareholders or R-Tec at any time before July 31, 2001.

     8.2 Procedure Upon Termination. In the event of termination and abandonment of this Agreement pursuant to Section 8.1, written notice thereof shall forthwith be given to the other party and this Agreement shall terminate and the transactions contemplated hereby shall be abandoned, without further action by the Shareholders or R-Tec. If this Agreement is terminated as provided herein, no party to this Agreement shall have any liability or further obligation to any other party to this Agreement except as provided in Sections 10.1, 10.4 and 10.5 hereof; provided, however, that no termination of this Agreement pursuant to this Section 8 shall relieve any party of liability for a breach of any provision of this Agreement occurring before such termination.

SECTION 9. INDEMNIFICATION.

     9.1 Survival of Representations, Etc. Each Shareholder agrees that, notwithstanding any examination made by or on behalf of R-Tec, the knowledge of R-Tec or any of its officers, directors, stockholders, employees or agents, or the acceptance by any party of any certificate or opinion, in each case with respect to the Company, the representations, warranties, covenants and agreements of the Shareholders set forth in this Agreement, or in any writing delivered by the Shareholders in connection with this Agreement, shall survive the consummation of the transactions contemplated hereby and shall expire on the date that is twelve (12) months from the Closing Date (the "Survival Date").

     9.2 Indemnity by Shareholders. Subject to the terms and conditions of this
Section 9, each Shareholder shall indemnify and hold R-Tec harmless from and against all demands, claims, causes of action, assessments, including any Federal or state tax audits, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and any expenses incident to the investigation or enforcement of this Section 10 (collectively, "Losses"), that R-Tec or its directors, officers, employees, shareholders, representatives and agents may suffer, sustain or become subject to by reason of or arising out of any Event of Breach (as hereinafter defined).

     9.3 Indemnity by R-Tec. Notwithstanding the Closing or the delivery of the Company Shares and regardless of any investigation at any time made by or on behalf of the Shareholders or of any knowledge or information that the Shareholders may have, R-Tec shall indemnify and hold each Shareholder harmless if such Shareholders shall at any time or from time to time suffer any Losses arising out of or resulting from, or shall pay or become obligated to pay any sum on account of, any and all Events of Breach (as hereinafter defined) of R-Tec.

     9.4 Event of Breach Defined. As used herein, "Event of Breach" shall be and mean any one or more of the following:

          (a) any untruth or inaccuracy in any representation by the indemnitor or the breach of any warranty by the indemnitor, including, without limitation, any misrepresentation in, or omission from, any statement, certificate, schedule, exhibit, annex or other document furnished pursuant to this Agreement or in connection with the Closing;

          (b) any failure by the indemnitor duly to perform or observe any term, provision, covenant, agreement or condition on the part of such indemnitor to be performed or observed under this Agreement; and

          (c) any act performed, transaction entered into, or statement of facts suffered to exist by any party hereto before the Closing Date, otherwise than in good faith and pursuant to the exercise of reasonable care.

     9.5 Limitations on Indemnification. The indemnification by the Shareholders provided for in Section 9.2 hereof shall be subject to the following limitation and conditions:

          (a) No Shareholder shall be liable for any Losses resulting from any Event of Breach unless written notice of entitlement to make a claim (whether or not any monetary Losses have actually been suffered) with respect to such Losses is given by R-Tec to the Shareholders on or prior to the Survival Date as defined in Section 9.1 above.

          (b) Each Shareholder's aggregate liability for any Losses shall not exceed the dollar value of the Company Shares received by such Shareholder in the Share Exchange.

          (c) If there should be a dispute as to the amount or manner of determination of any indemnity obligation owed under this Agreement, R-Tec shall be entitled to recover such portion, if any, of the obligation as shall not be subject to dispute. Upon the payment in full of any claim, either by set-off or otherwise, the Shareholders shall be subrogated to the rights of R-Tec against any person, firm, corporation or other entity with respect to the subject matter of such Claim.

     9.6 Procedures. If an Event of Breach occurs or is alleged and the party or parties entitled to receive the benefits of the indemnification provisions hereunder (the "Indemnified Party") asserts that the Indemnifying Party has become obligated to the Indemnified Party pursuant to Section 9.2 or Section 9.3 hereof, as applicable, or if any suit, action, investigation, claim or proceeding is begun, made or instituted as a result of which the Indemnifying Party may become obligated to the Indemnified Party hereunder, the Indemnified Party shall give written notice to the Indemnifying Party. The Indemnifying Party agrees to defend, contest or otherwise protect the Indemnified Party against any such suit, action, investigation, claim or proceeding by counsel of the Indemnifying Party's choice at its or their sole cost and expense. The Indemnified Party shall have the right, but not the obligation, to participate at its or their own expense in the defense thereof by counsel of the Indemnified Party's choice and shall in any event cooperate with and assist the Indemnifying Party to the extent reasonably possible. If the Indemnifying Party fails timely to defend, contest or otherwise protect against such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Indemnified Party shall be entitled to recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys' fees, disbursements and amounts paid as the result of such suit, action, investigation, claim or proceeding.

SECTION 10. MISCELLANEOUS.

     10.1 Publicity. On or prior to the Closing Date, neither the Shareholders nor R-Tec shall, or shall permit any of their respective Affiliates to, issue or cause the publication of any press release or other announcement with respect to this Agreement or the transactions contemplated hereby without the consent of the other party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, in the event any such press release or announcement is required by law to be made by the party proposing to issue the same, such party shall use its best efforts to consult in good faith with the other party prior to the issuance of any such press release or announcement.

     10.2 Successors and Assigns; No Third-Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns; provided, however, that neither party shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. Notwithstanding the foregoing, R-Tec shall have the unrestricted right to assign this Agreement and to delegate all or any part of its obligations hereunder to any Affiliate of R-Tec, but in such event R-Tec shall remain fully liable for the performance of all of such obligations in the manner prescribed in this Agreement. Nothing in this Agreement shall confer upon any person or entity not a party to this Agreement, or the legal representatives of such person or entity, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     10.3 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses. No fees, costs or expenses shall be borne by the Company.

     10.4 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses:

          (a)   If to R-Tec, to:
                R-Tec Holding, Inc.
                1471 East Commercial
                Meridian, Idaho  83642
                Attention: Doug Hastings

                with a copy to:
                Robert C. Montgomery, Esq.
                355 W. Myrtle #102
                Boise, Idaho 83702
           (b)  If to the Shareholders, to:
                c/o R-Tec Holding, Inc.
                1471 East Commercial
                Meridian, Idaho 83642

or to such other persons or at such other addresses as shall be furnished by either party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this
Section 10.4 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 10.4.

     10.5 Entire Agreement. This Agreement, together with the Disclosure Schedule and the exhibits hereto, represents the entire agreement and understanding of the parties with reference to the transactions set forth herein and no representations or warranties have been made in connection with this Agreement other than those expressly set forth herein or in the Disclosure Schedule, exhibits, certificates and other documents delivered in accordance herewith. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter of this Agreement and all prior drafts of this Agreement, all of which are merged into this Agreement. No prior drafts of this Agreement and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving this Agreement.

     10.6 Waivers and Amendments. The Shareholders, acting jointly, or R-Tec may by written notice to the other (a) extend the time for the performance of any of the obligations or other actions of the other; (b) waive any inaccuracies in the representations or warranties of the other contained in this Agreement; (c) waive compliance with any of the covenants of the other contained in this Agreement; (d) waive performance of any of the obligations of the other created under this Agreement; or (e) waive fulfillment of any of the conditions to its own obligations under this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach, whether or not similar, unless such waiver specifically states that it is to be construed as a continuing waiver. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

     10.7 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

     10.8 Titles and Headings. The Article and Section headings contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

     10.9 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     10.10 Enforcement of the Agreement. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

     10.11 Governing Law. This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Idaho without giving effect to the choice-of-law provisions thereof.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Share Exchange Agreement as of the date first above written.

                                        R-TEC:

                                        R-Tec Holding, Inc.


                                        By:  /s/  Rulon Tolman
                                           ---------------------------------
                                        Print Name: Rulon Tolman
                                        Title:      V.P.


                                        SHAREHOLDERS:

                                        /s/  Walter T. Hinkle
                                        ------------------------------------
                                        Walter T. Hinkle

                                        /s/  Joseph E. Hawkins
                                        ------------------------------------
                                        Joseph E. Hawkins

                                        /s/  Douglas G. Hastings
                                        ------------------------------------
                                        Douglas G. Hastings

                                        /s/  Gary A. Clayton
                                        ------------------------------------
                                        Gary A. Clayton

                                CONSENT OF SPOUSE

     The undersigned represents and agrees that (i) the undersigned is the spouse of Walter T. Hinkle, one of the Shareholders named in the foregoing Share Exchange Agreement, (ii) the undersigned's community, common law or other interest in the Company Shares is bound by the Share Exchange Agreement, (iii) the undersigned shall execute any and all documents necessary or desirable to permit the undersigned's Shareholder spouse to transfer the interest of the undersigned in the Company Shares or otherwise in accordance with the Share Exchange Agreement, and (iv) this Agreement shall not be affected by the subsequent divorce of the undersigned and her Shareholder spouse or any property settlement or decree affecting the undersigned or her Shareholder spouse.

DATED:   May 17, 2001

                                        /s/  Betty J. Hinkle
                                        ------------------------------------
                                        Signature

                                        Betty J. Hinkle
                                        ------------------------------------
                                        Print Name

                                CONSENT OF SPOUSE

     The undersigned represents and agrees that (i) the undersigned is the spouse of Joseph E. Hawkins, one of the Shareholders named in the foregoing Share Exchange Agreement, (ii) the undersigned's community, common law or other interest in the Company Shares is bound by the Share Exchange Agreement, (iii) the undersigned shall execute any and all documents necessary or desirable to permit the undersigned's Shareholder spouse to transfer the interest of the undersigned in the Company Shares or otherwise in accordance with the Share Exchange Agreement, and (iv) this Agreement shall not be affected by the subsequent divorce of the undersigned and her Shareholder spouse or any property settlement or decree affecting the undersigned or her Shareholder spouse.

DATED:   May 17, 2001

                                        /s/  Marie A. Hawkins
                                        ------------------------------------
                                        Signature

                                        Marie A. Hawkins
                                        ------------------------------------
                                        Print Name

                                CONSENT OF SPOUSE

     The undersigned represents and agrees that (i) the undersigned is the spouse of Douglas G. Hastings, one of the Shareholders named in the foregoing Share Exchange Agreement, (ii) the undersigned's community, common law or other interest in the Company Shares is bound by the Share Exchange Agreement, (iii) the undersigned shall execute any and all documents necessary or desirable to permit the undersigned's Shareholder spouse to transfer the interest of the undersigned in the Company Shares or otherwise in accordance with the Share Exchange Agreement, and (iv) this Agreement shall not be affected by the subsequent divorce of the undersigned and her Shareholder spouse or any property settlement or decree affecting the undersigned or her Shareholder spouse.

DATED:   May 17, 2001

                                        /s/  Rena C. Hastings
                                        ------------------------------------
                                        Signature

                                        Rena C. Hastings
                                        ------------------------------------
                                        Print Name

                                CONSENT OF SPOUSE

     The undersigned represents and agrees that (i) the undersigned is the spouse of Gary A. Clayton, one of the Shareholders named in the foregoing Share Exchange Agreement, (ii) the undersigned's community, common law or other interest in the Company Shares is bound by the Share Exchange Agreement, (iii) the undersigned shall execute any and all documents necessary or desirable to permit the undersigned's Shareholder spouse to transfer the interest of the undersigned in the Company Shares or otherwise in accordance with the Share Exchange Agreement, and (iv) this Agreement shall not be affected by the subsequent divorce of the undersigned and her Shareholder spouse or any property settlement or decree affecting the undersigned or her Shareholder spouse.

DATED:   May 17, 2001

                                        /s/  Patricia Clayton
                                        ------------------------------------
                                        Signature

                                        Patricia Clayton
                                        ------------------------------------
                                        Print Name

                                   Addendum I

                     LIST OF SHAREHOLDERS AND COMPANY SHARES


         Shareholder                                 No. of Company Shares
         -----------                                 ---------------------

         Walter T. Hinkle                                     1,000

         Joseph E. Hawkins                                    1,000

         Douglas G. Hastings                                  1,000

         Gary A. Clayton                                      1,000






                                    Exhibit A

                                Form of Releases

                                  See attached.




                                    Exhibit B

                          Form of Employment Agreements

                                  See attached.